UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 17, 2011
Tanke Biosciences Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53529	26-3853855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Guixiong Qiu
Chief Executive Officer
c/o Guangzhou Tanke Industry Co., Ltd.
Room 2801, East Towner of Hui Hao Building, No. 519 Machang Road
Pearl River New City, Guangzhou, People’s Republic of China 510627

(Address of principal executive offices)

Registrant’s telephone number, including area code: +86(20)-3885-9025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01  Changes In Registrant’s Certifying Accountant

(a)            Effective May 17, 2011, upon the approval of the board of directors of the Tanke Biosciences Corporation (the “Company”), the Company dismissed Sadler, Gibb & Associates as the Company’s independent registered public accountant.

The report of Sadler, Gibb & Associates on the Company’s financial statements for the fiscal year ended December 31, 2009 and 2008 included an explanatory paragraph that noted substantial doubt about the Company’s ability to continue as a going concern. The audit reports of Sadler, Gibb & Associates on the financial statements of the Company for the fiscal years ended December 31, 2009 and 2008 did not otherwise contain any adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2010 and 2009, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Sadler, Gibb & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler, Gibb & Associates, would have caused them to make reference thereto in their report on financial statements for such years.

On May 17, 2011, the Company provided Sadler, Gibb & Associates with a copy of the foregoing disclosures it is making in response to Item 4.01 on this Form 8-K, and requested Sadler, Gibb & Associates to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Sadler, Gibb & Associates response letter, dated May 19, 2011, is attached as Exhibit 16.1 to this Form 8-K.

(b)           On May 17, 2011, upon the approval of the board of directors of the Company, Parker Randall CF (H.K.) CPA Limited (“Parker Randall”) was appointed as the independent registered public accounting firm for the Company.  Parker Randall served as the independent registered public accounting firm for Guangzhou Tanke Industry Co., Ltd.  (“Guangzhou Tanke”) and its subsidiaries, prior to our acquisition of Guangzhou Tanke pursuant to the transactions set forth in the Share Exchange Agreement, dated as of January 3, 2011, by and between the Company (formerly known as Greyhound Commissary, Inc.), China Flying Development Limited (“China Flying”) and Golden Genesis Limited, the sole shareholder of China Flying. During the Company’s fiscal years ended December 31, 2010 and 2009, the Company did not consult with Parker Randall regarding any of the matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits.

16.1	Letter from Sadler, Gibb & Associates dated May 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2011	Tanke Biosciences Corporation

	By:	/s/ Guixiong Qiu
		Name:	Guixiong Qiu
		Title:	President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary